Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,246,300.16
Previously Paid Amount	0.00
Total Fee Amount	1,262.51
Total Offset Amount	0.00
Net Fee	$ 1,262.51